UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 25, 2021

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On February 25, 2021, the Company held its Annual Meeting of Stockholders, pursuant to notice and proxy mailed on or about January 27, 2021, to the Company’s stockholders of record as of January 6, 2021. There were 33,298,222 shares of common stock entitled to vote at the meeting, and a total of 31,474,212.132 shares were represented at the meeting in person or by proxy.

At the Annual Meeting, eight directors were elected for terms expiring at the Company’s 2022 Annual Meeting, with the following tabulation of votes for each nominee:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor *
Susan F. Davis	29,101,848.207	1,461,767.055	9,090.870	901,506	95.22%
William C. Griffiths	29,517,776.676	1,045,260.234	9,669.222	901,506	96.58%
Donald R. Maier	29,767,082.644	794,257.232	11,366.256	901,506	97.40%
Meredith W. Mendes	29,822,640.724	739,907.538	10,157.870	901,506	97.58%
Joseph D. Rupp	27,967,486.757	2,595,091.119	10,128.256	901,506	91.51%
Curtis M. Stevens	29,324,027.214	1,238,556.903	10,122.015	901,506	95.95%
William E. Waltz, Jr.	30,216,536.793	345,725.083	10,444.256	901,506	98.87%
George L. Wilson	29,662,347.860	900,267.257	10,091.015	901,506	97.05%

*Excludes Abstentions and Broker Non-Votes

In addition to the election of directors, stockholders at the Annual Meeting voted on and approved the following actions:

•	Provided an advisory “say on pay” vote approving the Company’s executive compensation programs; and

•	Ratified the Audit Committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending October 31, 2021;

The tabulation of votes for these proposals is set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor *
Advisory Vote to Approve Executive Compensation	29,788,249.791	548,525.554	235,930.787	901,506	98.19%
Ratification of Company’s Independent Auditor	31,222,947.025	95,774.832	155,490.275	0	99.69%

*Excludes Abstentions and Broker Non-Votes

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION

(Registrant)

March 2, 2021	/s/ Paul B. Cornett

(Date)	Paul B. Cornett Senior Vice President – General Counsel and Secretary